FORM 8-K

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


          PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES ACT OF 1934


        Date of Report (Date of earliest event reported): August 26, 2004



                          THE HARTCOURT COMPANIES INC.
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            (Exact name of registrant as specified in its charter.)


                                      Utah
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                    (State of incorporation or organization)


                                    001-12671
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                            (Commission File Number)


                                   87-0400541
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                      (I.R.S. Employee Identification No.)


              911 E. Colorado Blvd. Third Floor Pasadena, CA 91106
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                    (Address of principal executive offices)


                                 (626) 844 2437
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               Registrant's telephone number, including area code


Item 1.02. Termination of a Material Definitive Agreement

          The Hartcourt Companies, Inc., (the "Registrant") has agreed with Shanghai ServiceNet Co., Ltd. ("ServiceNet") not to complete the pending acquisition of ServiceNet shares in order to avoid a conflict of interest between ServiceNet's relationship with HP and with Hartcourt's subsidiary Challenger's relationship with IBM, for which it serves as a distributor. The definitive agreement for purchase of 51% of ServiceNet's common stock was signed on February 6, 2004.



                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               THE HARTCOURT COMPANIES INC.



Dated: August 31, 2004                          By: /s/ Carrie Hartwick
                                                -----------------------
                                                         Carrie Hartwick
                                                         Chief Executive Officer